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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):          May 20, 2004
                                                           ------------

 Zeppelin Energy, Inc.
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 (Exact Name of Registrant as Specified in Charter)

 Delaware                   000-26373                           98-0196717
----------------     ----------------------                   -------------
 (State or Other    ( Commission File Number)                 (IRS Employer
   Jurisdiction                                             Identification No.)
 of Incorporation)

             Bankers Hall West Tower, 888 3rd Street SW, Calgary, AB
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                      (Address of Principal Executive Offices)

                                    T2P 5C5
                                   ----------
                                   (Zip Code)


Registrant's telephone number, including area code:          (403) 444-6901
                                                             --------------


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         (Former name or former address, if changed since last report)


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                                Table of Contents

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Item 5. Other Events and Regulation FD Disclosure............               2

Signatures...................................................               2




ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 21, 2004, Dennis W. Mee and Leigh Stewart resigned as officers and directors of Zeppelin Energy, Inc. (the "Company"). Mee was a director, Treasurer and Chief Financial Officer; Stewart was a director and Secretary.

The Company has not been  informed  that the  resignations  were a result of any
disagreement   with  the  Company  on  any  matter  relating  to  the  Company's operations, policies or practices.

The Company's Board of Directors remain: Dr. Jack Wilson, John Chigbu, and Menno Wiebe.

Pursuant to Form 8-K, General Instructions F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Zeppelin Energy, Inc.

                                          By: /s/ Menno Wiebe
                                             -------------------------
                                              Menno Wiebe
                                              President & CEO

Dated: May 30, 2004


                                      2

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Exhibit 99


Zeppelin Energy announces resignation of CEO

CALGARY, May 20 - Zeppelin Energy Inc. (OTCBB:ZEPE) announces that it has received notice from Mr. Menno Wiebe, its CEO, Chairman and President, of his resignation from the company effective June 15, 2004. Mr. Wiebe will relinquish his executive and management position and duties with the company however will assist Zeppelin on technical matters until the effective date of his resignation.

Zeppelin Energy.

Zeppelin Energy is a publicly traded company on the OTC BB ("ZEPE"). Zeppelin Energy is an independent Energy company dedicated to the acquisition of proven oil and gas properties outside North America with emphasis in Central and South America.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Exchange Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements included in this release other than statements of fact are forward-looking statements that involve risks and uncertainties.